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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1999 relating to the financial statements, which appears in Toreador Royalty Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP


Dallas, Texas
October 1, 1999